Exhibit 99.2

 Q1 2021 Earnings Conference CallMay 6, 2021  NYSE: CW  Listen-Only dial-in numbers:(844) 220-4970 (domestic)(262) 558-6349 (international)Conference ID: 3289007

 Safe Harbor Statement  Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this website from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and Curtiss-Wright Corporation assumes no obligation to update the information included in this report. Such forward-looking statements include, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives, our management’s ability to integrate our acquisition, and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations, including the impact of a global pandemic or national epidemic. Any references to organic growth exclude the effects of restructuring costs, foreign currency fluctuations, acquisitions and divestitures, unless otherwise noted. This presentation also includes certain non-GAAP financial measures with reconciliations to GAAP financial measures being made available in the earnings release that is posted to our website and furnished with the SEC. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.

Strong Start to 2021: First Quarter Performance and Full-Year Guidance Highlights

First Quarter 2021 Highlights

- **Adjusted Net Sales increased 2% overall; Aerospace & Defense markets up 8%**
- **Adjusted Operating Income up 15%; Adjusted Operating Margin up 160 bps to 15.0%**
  - Driven by strong defense market sales and benefits of cost containment and restructuring savings; Continued strategic R&D investments
- **Adjusted Diluted EPS of $1.51, up 18%**
  - Driven by double-digit increase in operating income and benefit of share repurchase
- **Reported FCF of ($35M), up 83%; Adjusted FCF up 34%**
- **New orders of $571M, up 3%, led by a strong 1.2x book to bill in our commercial markets**
- **PacStar acquisition integration going well**

FY 2021 Adjusted Guidance Highlights

- **Raised full-year guidance for Sales, Operating Income, Operating Margin and EPS**
  - Expect sales growth of 7% - 9%, with solid growth in both A&D and commercial end markets
  - Solid operating income growth of 9% - 11% outpacing sales growth, and driving continued margin expansion of 30 - 40 bps to 16.6% - 16.7%
  - Adjusted diluted EPS increased by $0.10 to new range of $7.10 - $7.30, up 8% - 11%
- **Maintained FCF guidance range of $330 - $360M; Adj. FCF conversion >110%**

Notes:
- First quarter 2021 Adjusted results and full-year 2021 Adjusted guidance exclude our build-to-print actuation product line supporting the Boeing 737 MAX program which we exited and our German valves business which was classified as held for sale, both in the fourth quarter of 2020 impacting both periods; one-time inventory step-up, backlog amortization and transaction costs for acquisitions in both periods; and restructuring costs in the prior year period. Full-year 2021 Adjusted guidance also excludes a one-time pension settlement charge related to the retirement of two former executives (within non-operating income).

3 | May 6, 2021 | © 2021 Curtiss-Wright

CURTISS-WRIGHT

First Quarter 2021 Financial Review

($ in millions)	Q1'21 Adjusted	Q1'20 Adjusted	Chg vs. Q1'20	Key Drivers
Aerospace & Industrial	$178	$208	*(15%)*	▪ Reduced YOY demand in commercial aerospace (principally widebody jets) ▪ Partially offset by higher industrial vehicle sales
Defense Electronics	$182	$140	*31%*	▪ Solid 4% organic growth, led by aerospace defense (helicopter and UAV platforms) ▪ Strong contribution from PacStar acquisition
Naval & Power	$230	$228	*1%*	▪ Strong growth in naval defense (Virginia submarine and CVN-81 aircraft carrier platforms) ▪ Mainly offset by lower commercial power generation and process revenues
Total Sales	**$590**	**$576**	**2%**	
Aerospace & Industrial *Margin*	$19 *10.4%*	$28 *13.7%*	*(35%)* *(330 bps)*	▪ Benefits of restructuring savings and ongoing cost reduction measures helped to partially mitigate unfavorable absorption on lower sales
Defense Electronics *Margin*	$38 *20.9%*	$27 *19.2%*	*42%* *170 bps*	▪ Favorable absorption and mix on higher organic sales ▪ Acquisition accretive to operating income, but dilutive on operating margin ▪ Benefits of cost containment initiatives more than offset by increased R&D
Naval & Power *Margin*	$41 *17.7%*	$33 *14.7%*	*21%* *300 bps*	▪ Favorable mix on strong naval defense revenues ▪ Benefits of restructuring savings
Corporate and Other	($9)	($12)	27%	▪ Lower FX
Total Op. Income ***CW Margin***	**$89** ***15.0%***	**$77** ***13.4%***	***15%*** ***160 bps***	

Notes: Amounts may not add down due to rounding.
- First quarter 2021 Adjusted results exclude our build-to-print actuation product line supporting the Boeing 737 MAX program which we exited and our German valves business which was classified as held for sale, both in the fourth quarter of 2020 impacting both periods; one-time inventory step-up, backlog amortization and transaction costs for acquisitions in both periods; and restructuring costs in the prior year period. Results also reflect the first quarter 2021 segment reorganization.

4 | May 6, 2021 | © 2021 Curtiss-Wright

CURTISS-WRIGHT

2021E End Market Sales Growth (Guidance as of May 5, 2021)

Updated (in blue)

	2021E Growth vs 2020 (Prior)	2021E Growth vs 2020 (Current)	2021E % Sales	2021 Key Drivers
Aero Defense	2% - 4%	2% - 4%	19%	▪ Favorable growth on C5ISR and helicopter programs
Ground Defense	100% - 105%	100% - 105%	9%	▪ Contribution from PacStar acquisition (HSD growth rate)
Naval Defense	Flat	Flat	28%	▪ Solid growth on aircraft carriers offset by lower sub revenues (timing) ▪ Long-term growth trend intact following 22% increase in 2020
Commercial Aero	Flat	Flat	10%	▪ Core OEM and Aftermarket stabilizing
Total Aerospace & Defense Markets	**6% - 8%**	**7% - 9%**	**66%**	**Stronger backlog across Defense markets**
Power & Process	3% - 5%	3% - 5%	19%	▪ Higher U.S. nuclear aftermarket partially offset by lower CAP1000 program revenues (timing) ▪ Solid growth in valves sales in Process market
General Industrial	9% - 11%	9% - 11%	15%	▪ Strong rebound across most industrial markets
Total Commercial Markets	**6% - 8%**	**6% - 8%**	**34%**	
Total Curtiss-Wright	**6% - 8%**	**7% - 9%**	**100%**	**Organic growth up 2% - 4%**

Notes: Amounts may not add down due to rounding. Full-year 2021 Adjusted sales guidance excludes our build-to-print actuation product line supporting the Boeing 737 MAX program which we exited, as well as our German valves business which was classified as held for sale, both in the fourth quarter of 2020.

5 | May 6, 2021 | © 2021 Curtiss-Wright

CURTISS-WRIGHT

2021E Financial Outlook (Guidance as of May 5, 2021)

Updated (in blue)

($ in millions)	2021E Adjusted [1] (Prior)	2021E Adjusted [1] (Current)	2021E Change vs 2020 Adjusted [1,2]	
Aerospace & Industrial	$745 - 760	$745 - 760	*1% - 3%*	▪ Strong rebound in general industrial markets; partially offset by lower A&D
Defense Electronics	$740 - 755	$745 - 760	*22% - 24%*	▪ Solid organic growth (up 4-6%) driven by higher Aero Defense sales ▪ PacStar contributing HSD revenue growth
Naval & Power	$960 - 980	$960 - 980	*1% - 3%*	▪ Modest sales increases in Naval and Power & Process markets
Total Sales	**$2,445 - 2,495**	**$2,450 - 2,500**	***7% - 9%***	**Organic growth up 2% - 4%**
Aerospace & Industrial Margin	$112 - 115 15.0% - 15.2%	$112 - 115 15.0% - 15.2%	*14% - 18%* *170 - 190 bps*	▪ Benefit of PY restructuring savings ▪ Segment profitability returning to 2019 levels
Defense Electronics Margin	$157 - 162 21.2% - 21.4%	$159 - 164 21.3% - 21.5%	*10% - 13%* *(210 - 230 bps)*	▪ Benefit of strong organic sales ▪ Acquisition accretive to operating income, but dilutive on operating margin ▪ Accelerated R&D investments $6M; Unfavorable mix (more systems work)
Naval & Power Margin	$172 - 177 18.0% - 18.1%	$174 - 179 18.2% - 18.3%	*2% - 5%* *20 - 30 bps*	▪ Benefit of PY restructuring savings ▪ Improved segment profitability despite winding down on CAP1000 program
Corporate and Other	($38 - 39)	($37 - 39)	*~ Flat*	
Total Op. Income **CW Margin**	**$404 - 414** **16.5% - 16.6%**	**$408 - 418** **16.6% - 16.7%**	***9% - 11%*** ***+30 - 40 bps***	**Remain on path to 17% margin despite R&D increase ($10M)**

Note: Amounts may not add down due to rounding. 2020 financial results and 2021 Adjusted guidance exclude our build-to-print actuation product line supporting the Boeing 737 MAX program which we exited, as well as our German valves business which was classified as held for sale, both in the fourth quarter of 2020.

1) 2021 Adjusted financials exclude first year purchase accounting costs associated with acquisitions.

2) 2020 Adjusted results exclude restructuring costs, first year purchase accounting costs associated with acquisitions, a non-cash impairment of capitalized development costs related to a commercial aerospace program, and one-time transition and IT security costs related to the relocation of the DRG business.

6 | May 6, 2021 | © 2021 Curtiss-Wright

CURTISS-WRIGHT

2021E Financial Outlook (Guidance as of May 5, 2021)

Updated (in blue)

($ in millions, except EPS)	2021E Adjusted [(1)] (Prior)	2021E Adjusted [(1)] (Current)	
Total Operating Income[(2)]	**$404 - 414**	**$408 - 418**	**Solid growth, up 9-11%, despite increased R&D ($10M)**
Other Income/(Expense)	$15 - 17	$15 - 17	
Interest Expense	($41 - 42)	($41 - 42)	
Diluted EPS[(2)]	**$7.00 - 7.20**	**$7.10 - 7.30**	**Solid growth, up 8-11%, despite increased R&D ($0.18)**
Diluted Shares Outstanding	41.4	41.3	▪ Minimum $50 million in share repurchases
Free Cash Flow	**$330 - 360**	**$330 - 360**	**Maintain solid FCF generation following record 2020**
Free Cash Flow Conversion	114% - 121%	113% - 120%	▪ Remain above 110% long-term target
Capital Expenditures	$50 - 60	$50 - 60	▪ Return to normal discretionary spending
Depreciation & Amortization	$115 - 125	$115 - 125	

Notes: Amounts may not add down due to rounding. 2020 financial results and 2021 Adjusted guidance exclude our build-to-print actuation product line supporting the Boeing 737 MAX program which we exited, as well as our German valves business which was classified as held for sale, both in the fourth quarter of 2020. Free Cash Flow is defined as cash flow from operations less capital expenditures. FCF Conversion is calculated as free cash flow divided by net earnings from continuing operations. Adjusted FCF Conversion is calculated as adjusted free cash flow divided by net earnings from continuing operations.

1) 2021 Adjusted financials are defined as Reported Operating Income, Operating Margin, Net Income and Diluted EPS under GAAP excluding first year purchase accounting costs associated with acquisitions, and a one-time, $3 million pension settlement charge related to the retirement of two former executives (within non-operating income).

2) 2020 Adjusted results exclude restructuring costs, first year purchase accounting costs associated with acquisitions, a non-cash impairment of capitalized development costs related to a commercial aerospace program, one-time transition and IT security costs related to the relocation of the DRG business, and a $10 million non-cash currency translation loss (within non-operating income) related to the liquidation of a foreign legal entity.

7 | May 6, 2021 | © 2021 Curtiss-Wright

CURTISS-WRIGHT

Curtiss-Wright Remains Well-Positioned for Long-Term Profitable Growth

- **Strong revenue growth of 7% - 9% led by solid improvement across A&D and Commercial markets**
  - Solid organic growth (up 2% - 4%) plus PacStar acquisition providing strong boost to top-line
- **Steady adjusted operating margin expansion to reach 16.6% - 16.7%**
  - Increased profitability driven by solid top-line growth and savings generated by restructuring actions
    - Despite additional R&D investments ($10M)
  - Remain on track to achieve 17% target in 2022
  - Long-term goal: Maintain top quartile performance vs. peers
- **Solid growth in adjusted diluted EPS, up 8% - 11%**
- **Strong adjusted free cash flow of $330 - $360M; FCF conversion ~116%**
- **Maintain disciplined and focused capital allocation strategy**
- **Virtual Investor Day scheduled for May 26th**

8 | May 6, 2021 | © 2021 Curtiss-Wright

CURTISS-WRIGHT

 Appendix  Non-GAAP Financial Results The company reports its financial performance in accordance with accounting principles generally accepted in the United States of America ("GAAP"). This press release refers to "Adjusted" amounts, which are Non-GAAP financial measures described below. We utilize a number of different financial measures in analyzing and assessing the overall performance of our business, and in making operating decisions, forecasting and planning for future periods. We consider the use of the non-GAAP measures to be helpful in assessing the performance of the ongoing operation of our business. We believe that disclosing non-GAAP financial measures provides useful supplemental data that, while not a substitute for financial measures prepared in accordance with GAAP, allows for greater transparency in the review of our financial and operational performance.  The Company’s presentation of its financials and guidance includes an Adjusted (non-GAAP) view that excludes (i) the results of a build-to-print actuation product line supporting the Boeing 737 MAX program which we exited and a German valves business classified as held for sale, both in the fourth quarter of 2020; (ii) significant restructuring costs in 2020 associated with its operations, including one-time actions taken in response to COVID-19; (iii) a non-cash impairment of capitalized development costs related to a commercial aerospace program in the prior period; (iv) first year purchase accounting costs associated with its acquisitions in both periods, including one-time inventory step-up, backlog amortization, deferred revenue adjustments and transaction costs; and (v) one-time transition and IT security costs, and capital investments, specifically associated with the relocation of the DRG business in the Naval & Power segment in the prior period. Transition costs include relocation of employees and equipment as well as overlapping facility and labor costs associated with the relocation. We believe this Adjusted view will provide improved transparency in order to better measure Curtiss-Wright’s ongoing operating and financial performance and better comparisons of our key financial metrics to our peers. Reconciliations of “Reported” GAAP amounts to “Adjusted” non-GAAP amounts are furnished within this presentation and in the earnings press release.Reconciliations of “Reported” GAAP amounts to “Adjusted” non-GAAP amounts are furnished with this presentation. All per share amounts are reported on a diluted basis. The following definitions are provided: Adjusted Operating Income, Operating Margin, Net Earnings and Diluted EPSThese Adjusted financials are defined as Reported Operating Income, Operating Margin, Net Earnings and Diluted Earnings per Share (EPS) under GAAP excluding: (i) the impact of first year purchase accounting costs associated with acquisitions for current and prior year periods, specifically one-time inventory step-up, backlog amortization and transaction costs; (ii) one-time transition and IT security costs associated with the relocation of a business in the current year period; (iii) the non-cash impairment of capitalized development costs related to a commercial aerospace program; and (iv) significant restructuring costs in 2020 associated with its operations, (v) a build-to-print actuation product line supporting the Boeing 737 MAX program which we exited, and (vi) the results of a German valves business classified as held for sale in the fourth quarter of 2020.Free Cash Flow and Free Cash Flow ConversionThe Corporation discloses free cash flow because it measures cash flow available for investing and financing activities. Free cash flow represents cash available to repay outstanding debt, invest in the business, acquire businesses, return capital to shareholders and make other strategic investments. Free cash flow is defined as cash flow provided by operating activities less capital expenditures. Adjusted free cash flow excludes: (i) a capital investment in the Naval & Power segment related to the new, state-of-the-art naval facility principally for DRG; (ii) a voluntary contribution to the Company’s corporate defined benefit pension plan made in the first quarter of 2020; and (iii) the cash impact from restructuring in 2020. The Corporation discloses free cash flow conversion because it measures the proportion of net earnings converted into free cash flow and is defined as free cash flow divided by net earnings from continuing operations. Adjusted free cash flow conversion is defined as Adjusted free cash flow divided by Adjusted net earnings.

First Quarter 2021 End Market Sales Growth

	Q1'21 Change	% of Total Sales
Aero Defense	9%	19%
Ground Defense	151%	10%
Naval Defense	7%	30%
Commercial Aero	(33%)	9%
Total Aerospace & Defense Markets	8%	68%
Power & Process	(15%)	17%
General Industrial	4%	15%
Total Commercial Markets	(7%)	32%
Total Curtiss-Wright	2%	100%

Notes:
- Percentages in chart relate to First Quarter 2021 sales compared to the prior year quarter. Amounts may not add due to rounding.

Key Drivers

Aerospace & Defense Markets:

- **Aerospace Defense:** Higher defense electronics revenues on helicopter and UAV programs
- **Ground Defense:** Higher tactical battlefield communications equipment revenues (PacStar)
- **Naval Defense:** Higher revenues on Virginia class submarine and CVN-81 aircraft carrier programs, and higher service center revenues; Partially offset by lower CVN-80 revenues
- **Commercial Aerospace:** Lower sales of equipment and surface treatment services, principally on widebody platforms

Commercial Markets:

- **Power & Process:** Lower domestic aftermarket power generation revenues; Reduced valves sales to energy markets
- **General Industrial:** Improved demand for industrial vehicles products mainly offset by reduced automation and services sales

10 | October 29, 2020 | © 2020 Curtiss-Wright

CURTISS-WRIGHT

2021E End Market Sales Waterfall (as of May 5, 2021)  FY’21 Guidance:Overall UP 7 - 9%A&D Markets UP 7 - 9%Comm’l Markets UP 6 - 8%  Notes:Power & Process market sales concentrated in Naval & Power segmentGeneral Industrial sales concentrated in Aerospace & Industrial segment

 Non-GAAP Reconciliation – 2020 vs 2021 (Adjusted)

 Non-GAAP Reconciliation – 2020 vs 2021 (Adjusted)

 Non-GAAP Reconciliations – Q1 2021 Results  (In millions, except EPS)   Q1-2021  Q1-2020   Change  Net sales  $ 597.1  $ 601.2  (1%)  Adjustments (1)   (7.1)   (25.6)    Adjusted net sales  $ 590.0  $ 575.7   2%  Reported operating income (GAAP)  $ 85.1  $ 72.4  17%  Adjustments (1)   3.7   4.5    Adjusted operating income (Non-GAAP)  $ 88.8  $ 76.9   15%  Adjusted operating margin (Non-GAAP)   15.0%  13.4%  160 bps  Reported net earnings (GAAP)  $ 59.5  $ 51.8   15%  Adjustments, net of tax (1)   2.8   3.3    Adjusted net earnings (Non-GAAP)  $ 62.3  $ 55.1  13%   Reported diluted EPS (GAAP)  $ 1.45  $ 1.21   20%  Adjustments, net of tax (1)   0.07   0.08    Adjusted diluted EPS (Non-GAAP)  $ 1.51  $ 1.29  18%  Amounts may not add due to rounding.(1) First quarter 2021 Adjusted results exclude our build-to-print actuation product line supporting the Boeing 737 MAX program which we exited and our German valves business which was classified as held for sale, both in the fourth quarter of 2020 impacting both periods; one-time inventory step-up, backlog amortization and transaction costs for acquisitions in both periods; and one-time transition and IT security costs associated with the relocation of our DRG business and restructuring costs in the prior year period.

 Non-GAAP Reconciliation – Organic Results  Organic Sales and Organic Operating IncomeThe Corporation discloses organic sales and organic operating income because the Corporation believes it provides investors with insight as to the Company’s ongoing business performance. Organic sales and organic operating income are defined as revenue and operating income excluding the impact of restructuring costs, impairment of assets held for sale, foreign currency fluctuations and contributions from acquisitions made during the last twelve months.Note: Amounts may not add due to rounding